UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2008

Commission File Number of issuing entity: 000-23108

Discover Card Master Trust I

(Exact name of issuing entity as specified in charter)

Commission File Number of sponsor and depositor: 033-54804

Discover Bank

(Exact name of sponsor and depositor as specified in charter)

Delaware	333-141703-02 000-23108 033-54804	51-0020270
(State of Organization)	(Commission File Numbers)	(IRS Employer Identification No.)

c/o Discover Bank 12 Read’s Way New Castle, Delaware	19720
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (302) 323-7434

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 6.05	Securities Act Updating Disclosure

As of October 1, 2008 (the “Addition Date”), Discover Bank, on behalf of the holder of the Seller Certificate, designated certain Discover Card accounts (the “Additional Accounts”) originated by Discover Bank to be added to Discover Card Master Trust I (the “Trust”) as Accounts pursuant to Section 2.10(b) of the Amended and Restated Pooling and Servicing Agreement, dated as of November 3, 2004, as amended (the “Pooling and Servicing Agreement”), between Discover Bank, as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee. Capitalized terms used in this Item 6.05 and not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement.

The Additional Accounts were selected in a random manner intended to produce a representative sample of all Discover Card accounts not segregated from the Discover Card portfolio as of the Addition Date. Before giving effect to the Additional Accounts, the Receivables in the Accounts totaled $39,042,894,025.26 as of September 30, 2008, and the total number of Accounts was 29,632,787. After giving effect to the Additional Accounts, the Receivables in the Accounts totaled $41,071,136,591.13 on the Addition Date, and the total number of Accounts was 30,863,224. After giving effect to the Additional Accounts, the average account balance was $2,705 (using 15,184,027 active accounts for which cardmembers had a balance, a monetary transaction or authorization within the past month) and the average credit limit was $8,964 on the Addition Date.

We have set forth information below about the Accounts that are part of the Trust. Account information dated as of September 30, 2008, includes the Additional Accounts, except that information relating to minimum monthly payment rates, full balance payment rates and balance reductions does not reflect the performance of the Additional Accounts.

Geographic Distribution. The Accounts that are part of the Trust are not highly concentrated geographically. As of September 30, 2008, the following nine states had the largest Receivables balances and comprised over 50% of the Receivables:

State	Percentage of Total Receivables
California	10.0%
Texas	8.2%
New York	6.6%
Florida	6.2%
Illinois	5.6%
Pennsylvania	4.8%
Ohio	4.5%
New Jersey	3.6%
Michigan	3.6%
Other States	46.9%

Total	100.0%

Since the largest amounts of outstanding Receivables were with cardholders’ whose billing addresses were in California, Texas, New York, Florida, Illinois, Pennsylvania, Ohio, New Jersey and Michigan, adverse changes in the business or economic conditions in these states could have an adverse effect on the performance of the receivables.

Credit Limit Information. As of September 30, 2008, the Accounts had the following credit limits:

Credit Limit	Receivables Outstanding ($000’s)	Percentage of Total Receivables	Number of Accounts	Percentage of Total Accounts
Less than or equal to $5,000.00	$4,290,391	10.5%	7,206,333	23.3%
$5,000.01 to $10,000.00	$13,735,684	33.4%	11,820,401	38.3%
$10,000.01 to $15,000.00	$16,949,269	41.3%	10,305,170	33.4%
Over $15,000.00	$6,095,793	14.8%	1,531,320	5.0%

Total	$41,071,137	100.0%	30,863,224	100.0%

Account Balance Information. As of September 30, 2008, the Accounts had the following balances:

Account Balance	Receivables Outstanding ($000’s)	Percentage of Total Receivables	Number of Accounts	Percentage of Total Accounts
Credit Balance	$(32,703)	-0.1%	465,778	1.5%
No Balance	$—	0.0%	16,439,921	53.3%
$0.01 to $5,000.00	$14,936,780	36.4%	10,896,917	35.3%
$5,000.01 to $10,000.00	$16,016,461	39.0%	2,254,750	7.3%
$10,000.01 to $15,000.00	$8,482,410	20.6%	709,511	2.3%
Over $15,000.00	$1,668,189	4.1%	96,347	0.3%

Total	$41,071,137	100.0%	30,863,224	100.0%

Seasoning. As of September 30, 2008, 94.2%, of the Accounts were at least 24 months old. The ages of the Accounts as of September 30, 2008, were distributed as follows:

Age of Accounts	Percentage of Total Accounts	Percentage of Total Receivables
Less than 12 Months	1.5%	2.7%
12 to 23 Months	4.3%	6.0%
24 to 35 Months	5.4%	5.9%
36 to 47 Months	4.2%	4.9%
48 to 59 Months	3.4%	3.5%
60 Months and Greater	81.2%	77.0%

Total	100.0%	100.0%

Delinquency Information. As of September 30, 2008, the Accounts in the trust had the following delinquency statuses:

	Receivables Outstanding ($000’s)	Percentage of Total Receivables
Total Receivables	$41,071,137	100.00%
Receivables Delinquent:
30 to 59 Days	$525,768	1.28%
60 to 89 Days	$377,914	0.92%
90 to 119 Days	$306,551	0.75%
120 to 149 Days	$276,949	0.67%
150 to 179 Days	$251,767	0.61%
Over 180 Days	$—	0.00%

Total Delinquent	$1,738,949	4.23%

	Number of Accounts	Percentage of Total Accounts
Total Accounts	30,863,224	100.00%
Accounts Delinquent:
30 to 59 Days	89,705	0.29%
60 to 89 Days	59,958	0.19%
90 to 119 Days	45,864	0.15%
120 to 149 Days	39,723	0.13%
150 to 179 Days	34,680	0.11%
Over 180 Days	—	0.00%

Total Delinquent	269,930	0.87%

Minimum Monthly Payment and Full Balance Payment Rates. Discover Bank calculates the monthly rate of cardmembers that made only the contractual monthly minimum payment due as a percentage of the total accounts as of the beginning of the month. Discover Bank calculates the monthly rate of cardmembers that paid their full balance due as a percentage of the total accounts as of the beginning of the month. The rates below are the average of monthly rates for the nine months ended September 30, 2008.

Nine Months Ended September 30, 2008
Minimum Monthly Payment Rate	4.67%
Full Balance Payment Rate	15.63%

Balance Reductions. The accounts designated for the master trust may have balance reductions granted for a number of reasons, including merchandise refunds, returns, and fraudulent charges. As of the nine months ended September 30, 2008, the average monthly balance reduction rate for the accounts designated for the master trust attributable to such returns and cardmember fraud was 0.57%.

Distribution of the Accounts by FICO® Score

FICO® Credit Score Information. A FICO® score is a measurement derived from a proprietary credit scoring method owned by Fair, Isaac & Co. Credit to determine the likelihood that credit users will pay their bills. Although Fair, Isaac & Co. Credit discloses only limited information about the variables it uses to assess credit risk, those variables likely include, but are not limited to, debt level, credit history, payment patterns (including delinquency experience), and level of utilization of available credit. FICO® scores for any one individual may be determined by up to three independent credit bureaus. In determining whether to grant credit to a potential account holder, Discover Bank uses a FICO® score as reported by one particular credit bureau. Therefore, certain FICO® scores for an individual account holder based upon information collected by other credit bureaus could be different from the FICO® score used by Discover Bank. FICO® scores of an individual may change over time, depending on the conduct of the individual, including the individual’s usage of his or her available credit, and changes in credit score technology used by Fair, Isaac & Co. Credit.

FICO® scores are based on independent, third-party information, the accuracy of which we cannot verify. Discover Bank does not use standardized credit scores, such as a FICO® score, alone to determine the credit limit or other terms that are approved or applied on an account. Rather, a FICO® score is one of many factors used by Discover Bank to assess an individual’s credit and default risk prior to initially approving an account or changing the terms of an account. To the extent available, FICO® scores are generally obtained at origination of the account and monthly or quarterly thereafter. Because the composition of the accounts designated for the trust may change over time, this table is not necessarily indicative of FICO® scores at origination of the accounts or the composition of the accounts in the trust at any specific time thereafter.

As of September 30, 2008, the Accounts had the following FICO scores:

FICO® Credit Score Range	Receivables Outstanding ($000)	Percentage of Total Receivables
No Score	$351,417	0.86%
Less than 600	$5,035,053	12.26%
600 to 659	$5,759,098	14.02%
660 to 719	$13,192,522	32.12%
720 and above	$16,733,047	40.74%

Total	$41,071,137	100.00%

Performance information, such as summary yield, charge-offs and payment rate is not available for the Additional Accounts prior to the Addition Date. The performance information for the Accounts in the Trust, including the Additional Accounts, will be made available in connection with the Trust’s Form 10-D filings, beginning with the October 2008 distribution period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Discover Bank
(as Depositor for Discover Card Master Trust I and Discover Card Execution Note Trust)

Date: October 6, 2008	By:	/s/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Financial Officer and Treasurer